EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Commences License of Shoogies Brand in California

VANCOUVER, B.C., CANADA (July 8, 2020) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state cannabis operator, announced today that it has commenced a License Agreement for directing manufacturing and distribution in the state of California with Sense Distribution (“Sense”), doing business under the brand name Shoogies, a specialty cannabis brand offering THC infused all-natural sweeteners.

“Our California retail operations continue to grow after our successful San Diego grand opening and we are excited to see improvements in the Nevada market with increased tourism in Las Vegas,” stated Michael Mills, CEO of Body and Mind. “We are proud to be selected by Sense for a new licensing agreement as we continue to expand our manufacturing and distribution operations as a debt-free multi-state operator. Shoogies sweeteners target a growing segment of the market with a commitment to the finest sustainable organic cane sugar and agave offerings. Customers and patients have outlined an increased desire for cannabis alternatives and Shoogies’ innovative products offer a simple way to change the way you cocktail, bake, eat and drink.”

“Shoogies was invented to provide a simple way to integrate cannabis as a sweetener and ingredient to food and drinks that people enjoy. We recognized Body and Mind for their shared culture of quality and deep cannabis experience,” stated Latham Woodward CEO and Founder of Shoogies. “We look forward to a long-term relationship with Body and Mind as we expand through California and enter new markets.”

Body and Mind Cancels Options and Issues New Options

The Company has formally cancelled an aggregate of 2,275,000 options, some of which were from the resignations of past directors, and has issued an aggregate of 580,000 new options to consultants/contractors of the Company in accordance with the Company’s incentive stock option plan.

The Company has granted 350,000 stock options to a consultant of the Company at an exercise price of CAD$0.88 per share and having an expiry date of April 30, 2024. These stock options are subject to vesting provisions such that 25% of the options vest on the date of grant, 25% of the options vest on August 21, 2020, 25% of the options vest on February 21, 2021 and 25% of the Options vest on August 21, 2021.

In addition, the Company has granted 150,000 stock options to a consultant of the Company at an exercise price of CAD$0.61 per share all vesting on the date of grant and having an expiry date of December 10, 2023.

Furthermore, the Company has granted 80,000 stock options to a consultant of the Company at an exercise price of CAD$0.57 per share all vesting on the date of grant and having an expiry date of December 10, 2023.

About Body and Mind Inc.

BaM is a debt free publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. BaM’s wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

1

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, pursuing state licensing opportunities and mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

About Shoogies:

Shoogies Cannabis-infused unbleached cane sugar is proudly manufactured utilizing USDA Certified Organic Cane Sugar sourced from one of the USA’s finest sustainable organic cane sugar producers. Shoogies Cane Sugar is the go-anywhere, use-anywhere, cannabis product you’ve always wanted. Change the way you cocktail, bake, eat and drink. Shoogies Cannabis-infused Agave syrup is proudly manufactured utilizing USDA Certified/EU Certified BioDynamic Organic Agave sourced from one of the Mexico’s finest sustainable organic Agave producers. Shoogies Agave syrup is the go-anywhere, use-anywhere, cannabis product you’ve always wanted.

For further information, please contact:

Company Contact:

Michael Mills
President and CEO
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

2